UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report:  August 4, 2010

Date of earliest event reported:  July 29, 2010

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CAMAC ENERGY INC.
(Exact name of registrant as specified in its charter)

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Delaware
(State or other jurisdiction of incorporation)

001-34525	30-0349798
(Commission File Number)	(IRS Employer Identification Number)

250 East Hartsdale Ave., Hartsdale, New York 10530
(Address of principal executive offices)

(914) 472-6070
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

 On July 29, 2010, CAMAC Energy Inc. (the “Company”) held its annual meeting of stockholders pursuant to notice duly given. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected to the class of directors. In addition, the stockholders ratified the selection of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The results of the voting for each of these proposals were as follows:

1.	Election of Directors:

	For	Against	Broker Non-Votes
Frank C. Ingriselli	102,120,290	72,356	0
Dr. Kase Lukman Lawal	102,117,490	75,156	0
Dr. Lee Patrick Brown	102,105,474	87,172	0
William E. Dozier	102,120,090	72,556	0
John Hofmeister	102,119,840	72,806	0
James F. Link, Jr.	101,889,340	303,306	0
Hazel R. O'Leary	102,116,150	76,496	0

2.	Proposal to Ratify the Selection of RBSM LLP:

For:	102,167,068

Against:	12,276

Abstain:	13,302

Broker Non-Votes	0

SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 4, 2010

CAMAC Energy Inc.
By:	/s/ Abiola L. Lawal
Abiola L. Lawal
Chief Financial Officer